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                                                                  EXHIBIT 10.36


                       FIRST AMENDMENT TO LOAN AGREEMENT

                                    BETWEEN

                             STANDARD FEDERAL BANK

                                      AND

              MCCLAIN INDUSTRIES, INC., MCCLAIN OF GEORGIA, INC.,
                        SHELBY STEEL PROCESSING COMPANY,
                  MCCLAIN TUBE COMPANY d/b/a QUALITY TUBE AND
                        MCCLAIN INDUSTRIES OF OHIO, INC.

     THIS AMENDMENT AGREEMENT made and delivered this 16th day of February, 1995, by and between McClain Industries, Inc., a Michigan corporation, McClain of Georgia, Inc., a Georgia corporation, Shelby Steel Processing Company, a Michigan corporation, McClain Tube Company d/b/a Quality Tube, a Michigan corporation, and McClain Industries of Ohio, Inc., a Michigan corporation (collectively, "Borrower"), whose address/principal office is 6200 Elmridge, Sterling Heights, Michigan 48310, and Standard Federal Bank, a federal savings bank ("Standard Federal"), whose address is 2600 West Big Beaver Road, Troy, Michigan 48084.

RECITALS:

         A. On September 15, 1994, the Borrower and Standard Federal entered into a Loan Agreement (the "Loan Agreement"), pursuant to which the Borrower opened a revolving line of credit facility with Standard Federal, Loan No. 0250006199, with a credit limit of up to $5,000,000.00 (the "Line of Credit"), as evidenced by a Promissory Note (Line of Credit), dated September 15, 1994, in the principal amount of $5,000,000.00 (the "Note"), secured by a Security Agreement dated September 15, 1994 (the "Security Agreement").

         B. The Borrower has requested an increase in the credit limit of the Line of Credit, as herein provided, and Standard Federal is willing to supply such financing subject to the terms and conditions set forth in this Amendment Agreement.

         NOW, THEREFORE, in reliance upon the representations herein provided and in consideration of the premises and the mutual promises herein contained, the Borrower and Standard Federal hereby agree as follows:

         1. The Borrower is a Michigan corporation in good standing. All corporate resolutions heretofore delivered to Standard Federal relative to borrowing money and granting security interests remain in full force and effect. Borrower has duly authorized and validly executed and delivered this Amendment Agreement and such Amendment Agreement and the Loan Agreement (as hereby amended) are valid and enforceable according to their terms and do not conflict with or
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violate Borrower's corporate charter or by-laws or any agreement or covenants to which Borrower is a party.

         2. The Security Agreement is valid and enforceable in accordance with its terms. Standard Federal's security interest in the collateral described in the Security Agreement is valid and perfected and Borrower is aware of no claims or interests in such collateral prior or paramount to Standard Federal's.

         3. Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced by the following new Section 1.1:

         1.1 Standard Federal hereby extends to the Borrower a revolving line of credit (the "Line of Credit") which shall not exceed at any one time outstanding the Credit Limit as hereafter defined.
         The term "Credit Limit" shall mean the lesser of: (a) Nine Million Five Hundred Thousand and 00/100 Dollars ($9,500,000.00), or (b) an amount equal to the sum of: (i) an amount equal to 80% of Eligible Accounts Receivable, plus (ii) an amount equal to the lesser of: (1) Six Million and 00/100 Dollars ($6,000,000.00), or (2) an amount equal to 40% of Qualified Inventory. As used herein, the term "Eligible Accounts Receivable" shall mean accounts receivable of the Borrower less than 90 days old, not doubtful as to collectibility or disputed as to existence or amount or subject to offset, contra-indebtedness or return and not intra-company or owing from any affiliated or related company or other entity, exclusive of any account receivable arising under a government contract, the assignment of which is subject to the Assignment of Claims Act of 1940, as amended, or any other similar federal or state statute or regulation governing the assignment of contracts with a governmental agency. The term "Qualified Inventory" shall mean the inventory of Borrower in which Standard Federal holds a perfected first security interest exclusive of any returned or damaged items and work-in-process.


         4. Simultaneously with the execution of this Amendment Agreement, the Borrower shall execute and deliver to Standard Federal an Amended and Restated Promissory Note (Line of Credit) in the stated principal amount of $9,500,000.00 (the "Amended Note") to evidence the Line of Credit as hereby amended and to replace the Note. The "Line of Credit Note" referred to in the Loan Agreement shall hereafter be deemed to refer to the Amended Note.

         5. Except as herein amended, the Loan Agreement and Security Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Borrower and Standard Federal have caused this Amendment Agreement to be executed as of the day and year first written above.


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                                  BORROWER:

                                  MCCLAIN INDUSTRIES, INC., a Michigan
                                       corporation


                                  By:
-----------------------              -----------------------------
                                       E. James Zabinski


                                       Its:  Treasurer
                                           -----------------------

                                  38-1867649
                                  Taxpayer Identification Number


                                  MCCLAIN OF GEORGIA, INC., a Georgia
                                       corporation


                                  By:
-----------------------              -----------------------------
                                       Carl L. Jaworski

                                       Its:  Secretary
                                           -----------------------

                                  58-1738825
                                  Taxpayer Identification Number


                                  SHELBY STEEL PROCESSING COMPANY, a
                                       Michigan corporation


                                  By:
------------------------             -----------------------------
                                       Carl L. Jaworski

                                       Its:  Secretary
                                           -----------------------

                                  38-2205216
                                  Taxpayer Identification Number


                                  MCCLAIN TUBE COMPANY d/b/a QUALITY
                                       TUBE, a Michigan corporation


                                  By:
-----------------------              -----------------------------
                                       E. James Zabinski

                                       Its:  Treasurer
                                           -----------------------




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                                  --------------------------------
                                  Taxpayer Identification Number


                                  MCCLAIN INDUSTRIES OF OHIO, INC., a
                                       Michigan corporation


                                  By:
----------------------------         -----------------------------
                                       E. James Zabinski

                                       Its:  Treasurer
                                           -----------------------

                                  --------------------------------
                                  Taxpayer Identification Number



                                  STANDARD FEDERAL BANK, a
                                       federal savings bank



                                  By:
                                     ----------------------------

                                       Its:
                                           ------------------------




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